Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934
Filed by the Registrant [  ]
Filed by a party other than the Registrant [X]

Check the appropriate box:

[X] Preliminary proxy statement
[   ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or
Rule 14a-12

     Smith Barney Precious Metals and Minerals Fund Inc.
      (Name of Registrant as Specified in its Charter)

                     Caren Cunningham
           Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-
6(i)(1), or 14a-6(i)(2).
[   ] $500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules
14a6(i)(4) and 0-11.

    (1) Title of each class of securities to which the transaction applies:


     (2) Aggregate number of securities to which
transactions applies:
     (3) Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11:1
   (4) Proposed maximum aggregate value of transaction:
    [   ] Check box if any part of the fee is offset as
provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:


     (2) Form, schedule or registration statement no.:


     (3) Filing party:


     (4) Date filed:



1 Set forth the amount on which the filing fee is calculated and state how it was determined.


     SMITH BARNEY PRECIOUS METALS AND MINERALS FUND
                    INC. 388 Greenwich Street
                  New York, New York 10013
         NOTICE OF A SPECIAL MEETING OF
               SHAREHOLDERS To Be Held on December
               18, 1995
To the Shareholders of:
SMITH BARNEY PRECIOUS METALS AND MINERALS FUND:

      Notice  is  hereby  given that a  Special  Meeting
of Shareholders  of Smith Barney Precious Metals  and
Minerals Fund  Inc. (the "Fund") will be held at the
offices  of  the Fund,  388 Greenwich Street, 22nd Floor,
New York, New  York 10013, at 4:30 p.m. on Wednesday,
November 22, 1995 for  the following purposes:
     1.   To   approve   or  disapprove  a  new
management
          agreement between the Fund and Smith Barney
          Mutual Funds  Management Inc. ("SBMFM") in place
          of  the Fund's   existing   investment
          advisory,    subinvestment  advisory and
          administration agreements (Proposal 1); and

     2.   To  approve or disapprove a proposal to amend
the
          investment  objective  of  the  Fund   to
          permit investments in natural resources
          securities and to change the name of the Fund to reflect the amended investment objective
          (Proposal 2); and

     3.   To  transact  such other business as may
properly
          come   before   the   Special   Meeting   or
any
          adjournment(s) thereof.

      The Board of Directors has fixed the close of business on September 27, 1995 as the record date for the determination of shareholders of the Fund entitled to vote at the Special Meeting.

                                    By Order of the Board
of Directors,
                                   Christina T. Sydor
                                   Secretary
November 6, 1995
      SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND  THE
SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND
RETURN THE ACCOMPANYING  PROXY  CARD  IN THE ENCLOSED
ENVELOPE,  WHICH NEEDS   NO   POSTAGE  IF  MAILED  IN  THE
UNITED   STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF
THE PROXY CARD  ARE SET  FORTH  ON  THE  INSIDE COVER  OF
THIS  NOTICE.  IT  IS IMPORTANT THAT THE PROXIES BE
RETURNED PROMPTLY.
           INSTRUCTIONS FOR SIGNING PROXY CARDS
     The following general rules for signing proxy cards
may be of assistance to you and avoid the added time and
expense to  the Fund involved in validating your vote if
you fail to sign your proxy card properly.
     1.   Individual  Accounts:   Sign your name exactly
as
          it appears in the registration on the proxy
card.
     2.   Joint  Accounts:   Either party may sign, but
the
          name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3.   All   Other  Accounts:    The  capacity   of
the
          individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                  Valid Signature
Corporate Accounts
(1)          ABC        Corp. ABC Corp.
 .............................
 .............
(2)          ABC        Corp. John Doe, Treasurer
 .............................
 .............
(3)   ABC Corp.
      c/o John Doe, Treasurer John Doe
 ................
(4)      ABC   Corp.   Profit John Doe, Trustee
Sharing Plan ...........
Trust Accounts
(1)          ABC        Trust Jane B. Doe,
Trustee
 .............................
 .............
(2)   Jane B. Doe, Trustee
          u/t/d      12/28/78 Jane B. Doe
 .............................
 ..
Custodial or Estate Accounts
(1)   John B. Smith, Cust.
     f/b/o John B. Smith, Jr. John B. Smith
UGMA ....
(2)     Estate  of  John   B. John B. Smith, Jr.,
Executor
Smith.......................



     SMITH BARNEY PRECIOUS METALS AND MINERALS FUND INC.
                    388 Greenwich Street
                  New York, New York 10013
               SPECIAL MEETING OF
               SHAREHOLDERS To Be Held on
               December 18, 1995
                       PROXY STATEMENT
     This Proxy Statement is being solicited by the Board
of Directors (the "Board") of Smith Barney Precious Metals
and Minerals Fund Inc. (the "Fund") for use at a special
meeting of  shareholders (the "Meeting") to be held on
December  18, 1995  or  any  adjournment  or  adjournments
thereof.  The
Meeting will be held at 388 Greenwich Street, New York,
New York  at the time specified in the Notice of Special
Meeting of  Shareholders  and proxy card that accompany
this  Proxy Statement.   Proxy solicitations will be made
primarily  by mail,  but  proxy  solicitations may be made
by  telephone, telegraph  or personal interviews conducted
by officers  and employees of: the Fund;  Smith Barney
Inc. ("Smith Barney"),
the  distributor of shares of the Fund;  Smith Barney
Mutual Funds  Management Inc. ("SBMFM"), the administrator
of  the Fund;   and/or  The  Shareholder  Services  Group,
Inc.,  a subsidiary  of  First  Data  Corporation  ("TSSG")
and  the transfer  agent  of  the  Fund.   The  costs  of
the  proxy solicitation  and expenses incurred in
connection  with  the preparation of this Proxy Statement
and its enclosures  will be  paid  by the Fund.  A copy of
the Fund's current  annual and  semi-annual  reports  are
available  upon  request  and without  charge  by writing
to the Fund at the  address  set forth above or by calling
toll-free 1-800-224-7523.
      The  Fund  currently issues four classes of shares
of beneficial interest ("Shares"), but for the purposes of
the matters to be considered at the Meeting, all Shares
will  be voted  as  a  single class.  Each Share is
entitled  to  one vote,  and  any fractional Share is
entitled to a fractional vote.   If  the  enclosed  proxy
is  properly  executed  and returned  in  time to be voted
at the Meeting,   the  Shares represented  thereby  will be
voted in accordance  with  the instructions  marked
thereon.  Unless instructions  to  the contrary  are
marked on the proxy,  it will  be  voted  FOR matters
listed in the accompanying Notice of Special Meeting of
Shareholders.  Any shareholder who has given a proxy has
the  right  to  revoke it at any time prior to its
exercise either by attending the Meeting and voting his or
her Shares in person or by submitting a letter of
revocation or a laterdated  proxy to the Fund at the above
address prior  to  the date  of  the  Meeting.   For
purposes  of  determining  the presence  of  a  quorum  for
transacting  business  at  the Meeting,  abstentions and
broker "non-votes" (i.e.,  proxies from  brokers or
nominees indicating that such persons  have not received
instructions from the beneficial owner or other persons
entitled to vote Shares on a particular matter  with
respect  to  which  the  brokers or  nominees  do  not
have discretionary  power) will be treated as  Shares
which  are present  but  which have not been voted.  For
this  reason, abstentions and broker "non-votes" will have
the effect of a "no"  vote for purposes of obtaining the
requisite  approval of a proposal.
      In  the  event  that a quorum is not  present  at
the Meeting,  or  in  the  event that a quorum  is  present
but sufficient votes to approve the proposals are not
received, the  persons  named  as proxies may  propose
one  or  more adjournments  of the Meeting to permit
further  solicitation of  proxies.  In determining whether
to adjourn the Meeting, the  following factors may be
considered:  the nature of the proposals   that  are  the
subject  of  the  Meeting,                           the
percentage  of  votes  actually  cast,  the  percentage
of negative  votes  actually cast, the nature  of  any
further solicitation
and  the  information  to  be   provided   to
shareholders   with   respect  to  the   reasons   for
the
solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on a proposal prior to any adjournment if sufficient votes have been received for approval of that proposal. Under the Fund's By-laws, quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund entitled to vote at the Meeting.

      The Board has fixed the close of business on
September 27,  1995  as  the  record  date ("Record  Date")
for  the determination of shareholders of the Fund entitled
to notice
of  and  to  vote  at  the  Meeting.  On  the  Record
Date, 3,406,966.072  Shares of the Fund were outstanding.
As  of the Record Date, to the knowledge of the Fund and
the Board, no  single shareholder or "group" (as that term
is  used  in Section  13(d)  of  the  Securities Exchange
Act  of  1934) beneficially owned more than 5% of the
outstanding Shares of any  class of the Fund except as set
forth in Appendix A  to this Proxy Statement.
      As  of the Record Date, the officers and Board
members of the  Fund  beneficially  owned  less  than  1%
of  the
outstanding Shares of any class of the Fund.

     As of the Record Date, no shares of Smith Barney or its ultimate parent corporation, Travelers Group Inc. were held by Board members who are not "interested persons" of the Fund (as that term is used in the Investment
Company Act  of 1940, as amended (the "1940 Act ")).

      In order that your Shares may be represented at the Meeting, you are requested to:

      --   indicate your instructions on the enclosed
proxy
card;

     --  date and sign the proxy card;

     --   mail  the  proxy  card promptly  in  the
enclosed envelope, which requires no postage if mailed in the United States;

     --  allow  sufficient time for the  proxy  card  to
      be received on or before 5:00 p.m., December 15,
      1995

      As a corporation formed under the laws of the State
of Maryland,   the  Fund  is  not  required  to   hold
annual shareholder meetings but may hold special meetings as required or deemed desirable. As indicated above, the
Meeting is being called to approve or disapprove a new investment advisory agreement and to amend the investment objective of the Fund.

The Board recommends an affirmative vote on Proposals 1
and 2.
PROPOSAL 1:TO  APPROVE  OR  DISAPPROVE A  SINGLE
           MANAGEMENT AGREEMENT  BETWEEN  SMITH  BARNEY
           MUTUAL   FUNDS MANAGEMENT  INC. AND THE FUND,
           IN  PLACE  OF  THE FUND'S   CURRENT   ADVISORY,
           SUB-ADVISORY
           AND
           ADMINISTRATION AGREEMENTS.
      For  the  reasons described below under  the
caption, "Evaluation by the Board and Reasons for the
Proposal,"  the Board   has   determined,  subject  to
approval   by
the
shareholders of the Fund, to enter into a single
management agreement  (the "Proposed Agreement") between
the  Fund  and SBMFM  in  place of the Fund's current
investment  advisory, sub-investment   advisory   and
administration   agreements (collectively,   the  "Current
Agreements").    Under
the
Proposed Agreement, the Fund would pay a single fee  at
the annual rate of 0.75% of the Fund's average daily net
assets. Under the Current Agreements, the Fund pays fees
totaling an aggregate  annual rate of 0.95% of the Fund's
average  daily net  assets.  Accordingly, under the
Proposed Agreement  the Fund  would pay 0.20% less per
annum for the same  level  of
services.
      If  approved  by shareholders, the Proposed
Agreement would  commence on December 18, 1995, and
continue initially for  a  two-year period.  Thereafter,
the Proposed Agreement would  automatically continue for
successive annual periods, provided  such continuance is
approved at least annually  by (a)  a majority of the Board
members who are not "interested persons" of the Fund and
(b) a majority of the full Board or a majority of the
outstanding voting securities of the Fund, as defined in
the 1940 Act.
The Current Investment Adviser, Sub-Investment Adviser and
Administrator
      The Fund is currently advised by Smith Barney
Strategy Advisers  Inc. ("SBSA"), pursuant to an investment
advisory agreement  dated  June  20,  1994  (the  "Current
Advisory
Agreement").   SBSA,  located at 388 Greenwich  Street,
New York,  New  York   10013,  is a wholly-owned
subsidiary  of Smith Barney Holdings Inc. ("Holdings").
Holdings, in turn, is  a  wholly  owned  subsidiary  of
Travelers  Group  Inc. ("Travelers"),  a  diversified
financial  services  holding company  engaged, through its
subsidiaries in four  business segments:   Investment
Services, Consumer Finance  Services, Life  Insurance
Services  and Property  Casualty  Insurance Services.
SBSA, through predecessor entities, has  been  in the
investment  counseling business since  1968  and  is  a
registered  investment  adviser.   SBSA  renders
investment advice to investment companies that had aggregate assets under management as of August 31, 1995 in excess of $3.1 billion.

      Subject to the supervision and direction of the Fund's Board of Directors, SBSA manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies. For investment services rendered pursuant to the Current Advisory Agreement, the Fund pays
SBSA a monthly fee at the annual rate of 0.75% of the value of the Fund's average daily net assets. During the period from November 31, 1993 until June 20, 1994, the Fund paid LBGAM, the Fund's previous investment adviser, $376,967 in investment advisory fees. For the period from June 21, 1994 through October 31, 1994, the
Fund paid SBSA $216,106 in investment advisory fees. In addition, the Fund pays the travel and outof-pocket expenses incurred by SBSA personnel to attend meetings of the Fund's Board of Directors.

      The name, address, position with SBSA and principal occupation of each executive officer and director of SBSA are set forth below in the following table.

Name and Address*   Position with SBSA  Principal
                                        Occupation
Heath B.            Chairman of the     Managing Director
McLendon**          Board of Directors  of Smith Barney
                    and President       Inc. Chairman of
                                        the Board of
                                        Smith Barney
                                        Mutual Funds.

Lewis E. Daidone**  Director and        Managing
Director
                    Senior Vice         of Smith Barney
                    President           Inc. Senior Vice
                                        President and
                                        Chief Financial
                                        Officer of
                                        Smith Barney
                                        Mutual Funds.
Michael J. Day      Treasurer           Managing
Director
                                        of Smith Barney
Christina T.        Secretary           Managing
Director
Sydor**                                 of Smith Barney
                                        Inc. Secretary
                                        of Smith Barney
                                        Mutual Funds.
___________________________
* The business address of each person listed above is 388 Greenwich Street, New York, New York 10013.
**  Also an officer of the Fund.

       Lehman   Brothers  Global  Asset  Management
Limited ("LBGAM")  currently  serves as  the  Fund's  sub-
investment adviser  pursuant  to  a sub-investment
advisory  agreement dated  June 23, 1994 which was last
approved by shareholders of  the  Fund  on  June 23, 1994
(the "Current  Sub-Advisory Agreement").   LBGAM  is  an
investment  adviser  registered under  the Investment
Advisers Act of 1940, as amended,  and is   a  wholly-
owned  subsidiary  of  Lehman  Brothers  U.K. Holdings
Limited, which is in turn a wholly-owned subsidiary of
Lehman Brothers U.K. Holdings (Delaware) Inc., a  wholly
owned  subsidiary of Lehman Brothers Holdings Inc.
("Lehman Brothers").   Prior to May 31, 1994, LBGAM was
an  indirect subsidiary  of  American  Express Company
through  American Express  Company's  ownership of a
majority  of  the  voting stock   of  Lehman  Brothers.
LBGAM  is  located  at   Two Broadgate,  London,  EC2M
7HA, United  Kingdom  and  Lehman Brothers  is  located
at  American  Express  Tower,   World Financial  Center,
New York, New York 10285.  LBGAM  renders investment
advice to investment companies with total  assets under
management, as of August 31, 1995, in excess of $  3.2
billion.   Pursuant  to the Current Sub-Advisory
Agreement, LBGAM  receives a fee from SBSA paid monthly at
the  annual rate of 0.375% of the value of the Fund's
average daily  net assets.  In  addition, the Fund pays
the travel and  out-ofpocket  expenses  incurred  by
LBGAM  personnel  to  attend meetings  of  the  Fund's
Board of  Directors.   During  the fiscal  year  ended
October  31,  1994,  SBSA  paid   LBGAM $108,058 in sub-
advisory fees.

      The name, address, position with LBGAM and principal occupation of each executive officer and director of LBGAM are set forth in the following table.

Name                          Position      with
Global
                              Management and
                              Principal Occupation

Peter Barbieri                Director   of  LBGAM;
Senior
                              Vice   President   and
                              Chief Financial   Officer
                              of   the Financial  Services
                              Division and  Asset
                              Management Division and
                              Asset Management Division of
                              Lehman Brothers

Pauline Barrett               Director  and Chief
Investment
                              Officer of LBGAM

Philip Howard                 Director of LBGAM

Laura Panayotou               Company  Secretary  and
Chief
                              Administrative   Officer
of
                              LBGAM

Aisling O'Duffy*              Portfolio  Manager;
Investment
                              Manager of LBGAM
_______________________
*  Also an officer of the Fund.

      The  principal  business address  of  Lehman
Brothers Holdings Plc., Lehman Brothers U.K. Holdings
Limited and Mr. Howard  is  One  Broadgate, London, EC2M
7HA  England.   The principal business address of Global
Management, Ms. Barrett and Ms. Panayotou is Two
Broadgate, London EC2M 7HA England. The  principal
address  of Lehman  Brothers  U.K.  Holdings (Delaware)
Inc.,  Lehman  and  Mr.  Barbieri  is  3   World Financial
Center,  200 Vesey Street,  New  York,  New  York 10285.

     SBMFM  currently serves as the Fund's administrator
and oversees  all aspects of the Fund's administration
pursuant to  an  administration agreement dated April 20,
1994  (the "Current Administration Agreement").  SBMFM,
located at  388 Greenwich  Street, New York, New York
10013,   is  also  a wholly-owned  subsidiary  of
Holdings.   For  administration services
rendered   under              the   Current
Administration
Agreement,  the Fund pays SBMFM a monthly fee at the
annual rate  of               0.20% of the value of the
Fund's average daily  net
assets. In addition, the Fund pays the travel and out-ofpocket expenses incurred by SBMFM personnel to attend meetings of the Fund's Board of Directors. For the fiscal year ended October 31, 1994, the Fund paid The Boston Company Advisors, its previous administrator, and SBMFM an aggregate administration fee of $158,152.

Brokerage Arrangements

      In  selecting brokers or dealers to execute
portfolio transactions on behalf of the Fund, SBSA and
LBGAM seek  the best overall terms available.  In
assessing the best overall terms available for any
transaction, SBSA and LBGAM consider the factors they deem
relevant, including the breadth of the market  in  the
security, the price of  the  security,  the financial
condition and execution capability of the  broker or
dealer and the reasonableness of the commission, if any,
for the specific transaction and on a continuing basis.
In
addition,  the Current Advisory and Sub-Advisory
Agreements authorize SBSA and LBGAM, respectively, in
selecting brokers or  dealers  to  execute  a particular
transaction  and  in evaluating the best overall terms
available, to consider the brokerage and research services
(as those terms are  defined in  Section  28(e) of the
Securities Exchange Act  of  1934) provided to the Fund
and/or other accounts over which  SBSA, LBGAM  or  their
affiliates exercise investment  discretion. The  Fund's
Board  of  Directors periodically  reviews  the
commissions paid by the Fund to determine if the
commissions paid  over representative periods of time are
reasonable  in relation  to  the  benefits inuring  to
the  Fund.   It  is possible
that  certain  of  the  services  received   will
primarily benefit one or more accounts for which SBSA,
LBGAM or  their
affiliates   exercise  investment   discretion.
Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The fees under the Current Advisory and Sub-Advisory Agreements are not reduced by reason of the receipt by SBSA and LBGAM of such brokerage and research services.
      During the fiscal year ended October 31, 1994, the Fund paid $287,617 in brokerage commissions, of which $2,800 was paid to Smith Barney and/or Shearson Lehman
Brothers. For  the 1994 fiscal year, Smith Barney received
1.0% of the brokerage commissions paid by the Fund and effected 0.004% of the total dollar amount of transactions for the Fund involving the payment of brokerage commissions.
The Proposed Manager

      It  is  proposed that the Fund terminate each  of
the Current Agreements, and in lieu thereof, enter into a
single agreement  with SBMFM.  Under the Proposed
Agreement,  SBMFM would   provide  all  necessary
investment   advisory   and administration services to the
Fund at a single fee which is significantly  less than the
aggregate fees  incurred  under the      Current
Advisory,  Sub-Advisory  and  Administration
Agreements. SBMFM, through predecessor entities, has been in the investment counseling business since 1934 and is a registered investment adviser. The names of the investment companies with an investment objective similar to that of the Fund for which SBMFM currently provides services, the amounts of their net assets as of August
31, 1995 and the annual rate of its fees for services to those companies are set forth in Exhibit A to this Proxy
Statement.

      The name, address, position with SBMFM and principal occupation of each executive officer and director of SBMFM are set forth in the following table.

Name                Position with SBMFM  Principal
                                         Occupation
Jessica Bibliowicz* Chief Executive      Executive Vice
                    Officer              President of
Smith
                                         Barney Inc.

A. George Saks*     Director             Executive Vice
                                         President,
                                         Secretary and
                                         Chief Legal
                                         Officer of Smith
                                         Barney Inc.

Bruce D. Sargent*   Director and Vice    Managing Director
                    President            of Smith Barney
                                         Inc. Director of
                                         Capital
                                         Management
                                         Division of Smith
                                         Barney Inc.

Lewis E. Daidone*   Director             Managing Director
                                         of Smith Barney
                                         Inc. Chief
                                         Financial Officer
                                         of Smith Barney
                                         Mutual Funds.

Heath B. McLendon*  President            Managing Director
                                         of Smith Barney
                                         Inc. Chairman of
                                         the Board of
                                         Smith Barney
                                         Mutual Funds.

Michael J. Day*     Treasurer            Managing Director
                                         of Smith Barney
                                         Inc.
Christina T. Sydor* General Counsel and  Managing Director
                    Secretary            of Smith Barney
                                         Inc. Secretary of
                                         Smith Barney
                                         Mutual Funds.

John G. Goode**     Portfolio Manager    President and
Chief
                                         Executive Officer
                                         of Davis Skaggs
                                         Investment
                                         Management.

* The business address of the officers listed above is 388 Greenwich Street, New York, New York 10013.
**  John  G. Goode's business address is 1 Sansome
Streeet, San Francisco, California 94104.
 Also an officer of the Fund.

Current Investment Advisory Agreement with SBSA

     SBSA currently serves as investment adviser to the
Fund pursuant  to the Current Advisory  Agreement which
was  last submitted to a vote of shareholders of the Fund
on June  15, 1994  in  connection  with  terminating  the
then  existing investment  advisory agreement with LBGAM
and approving  the Current  Agreement with SBSA (at the
same time, the  Current Sub-Advisory Agreement with LBGAM
was approved).  Under  the Current Sub-Advisory
Agreement's terms, SBSA, subject to the supervision  of
the Fund's Board of Directors,  manages  the Fund's
investments  in  accordance  with  the   investment
objectives and policies stated in the Fund's Prospectus
and Statement  of  Additional  Information.  As  adviser,
SBSA supervises  the  sub-investment advisory services
currently rendered  by LBGAM, evaluates and makes final
determinations with  respect  to  investment strategies
for  the  Fund  and provides the Fund with the benefits of
research capabilities of  the  Smith  Barney organization
and  provides  executive management  for  the  Fund. SBSA
receives  a  fee  that  is computed daily and paid monthly
at the annual rate of  0.75% of the value of the Fund's
average daily net assets.
     Under the terms of the Current Advisory Agreement,
SBSA bears  all  expenses  in  connection with  its
performance, including the sub-investment advisory fee
payable  to  LBGAM under  the  Current Sub-Advisory
Agreement.  Other  expenses incurred in the operation of
the Fund are borne by the Fund, including:  taxes,
interest, brokerage fees and commissions, if  any;
distribution and shareholder service fees;  fees of the
Board   members  who  are  not  officers,   directors,
shareholders, or employees of Smith Barney, or  any  of
its affiliates; SEC fees and state blue sky qualification
fees; charges  of  custodian and transfer and dividend
disbursing agents;  certain  insurance premiums; outside
auditing  and legal   expenses;  costs  of  investor
services  (including allocable  telephone  and  personnel
expenses);  costs   of preparation  and printing of
prospectuses and statements  of additional  information
for  regulatory  purposes  and  for distribution  to
shareholders;  costs  of  preparation  and printing   of
shareholders'  reports;  costs  incurred   in connection
with meetings of the shareholders of the Fund and of the officers or the Board of the Fund; and any extraordinary expenses.

Current Sub-Investment Advisory Agreement with LBGAM
     LBGAM currently serves as sub-investment adviser to the Fund pursuant to the Current Sub-Advisory Agreement which was last submitted to a vote of shareholders of the Fund on June 15, 1994 in connection with terminating the then existing investment advisory agreement with LBGAM and approving the Current Advisory Agreement with SBSA.

       Under  the  Current  Sub-Advisory  Agreement,
LBGAM, subject  to  the  supervision  of  the  Board  and
SBSA  as investment adviser, makes investment decisions
for the Fund, places   purchase   and  sale  orders  for
the  portfolio
transactions  and provides analytical and research
services to the Fund. Pursuant to the Current Sub-Advisory
Agreement, SBSA  pays LBGAM a sub-investment advisory fee
of   0.375%  of
the value of the Fund's average daily net assets.

Proposed Management Agreement with SBMFM

      A copy of the form of the Proposed Agreement is set forth as Appendix B to this Proxy Statement. Under the terms of the Proposed Agreement, SBMFM, subject to the supervision and approval of the Board, would provide the Fund with all the services rendered under the Current
Advisory and SubAdvisory Agreements, as well as continuing to provide the services it presently provides under the Administration Agreement. Pursuant to the Proposed Agreement, SBMFM would receive a management fee of 0.75% of the value of the Fund's average daily net assets, a decrease of 0.20% from the aggregate fee of 0.95% that the Fund pays SBSA, LBGAM and SBMFM under the Current Agreements.

      Under the terms of the Proposed Agreement, SBMFM
would bear  all expenses in connection with its
performance. Other expenses  incurred  in  the  operation
of  the  Fund  would continue  to  be  borne  by  the
Fund,  including:   taxes, interest,   brokerage   fees
and   commissions,                                 if
any;
distribution  and  shareholder service fees;   fees  of
the Board members who are not officers, directors,
shareholders, or  employees of Smith Barney, or any of its
affiliates; SEC fees  and  state  blue sky qualification
fees;  charges  of custodian  and  transfer  and  dividend
disbursing  agents; certain  insurance  premiums;  outside
auditing  and  legal expenses;  costs  of investor
services (including  allocable telephone and personnel
expenses); costs of preparation  and printing      of
prospectuses  and  statements  of  additional
information for regulatory purposes and for distribution
to shareholders;   costs  of  preparation   and   printing
of
shareholders' reports; costs incurred in connection with meetings of the shareholders of the Fund and of the officers or the Board of the Fund; and any extraordinary expenses.

      If in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Proposed
Agreement but excluding interest, taxes, brokerage and, if permitted by state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, SBMFM will reduce its management fee to the Fund by the proportion of such excess expense equal to the proportion that its fee thereunder bears to the aggregate of fees paid by the Fund for investment management, advice and administration in that year, to the extent required by state law. This expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

      The Proposed Agreement would remain in effect
pursuant to  its terms for an initial term of two years
from its date of execution and thereafter for successive
periods if and so long  as  such continuance is
specifically approved annually by  (a)  the Fund's Board
or (b) a vote of a "majority"  (as that  term is defined
in the Investment Company Act of 1940, as  amended  (the
"1940  Act")) of the  Fund's  outstanding voting
securities,  provided  that  in  either  event       the
continuance is also approved by a majority of the Board
who are not "interested persons" (as defined in the 1940
Act) of any  party to the Proposed Agreement by vote cast
in  person at  a  meeting  called for the purpose  of
voting  on  such approval.  The  Proposed  Agreement is
terminable,  without penalty,  on  60 days' written
notice, by the Board  of  the Fund  or  by  a vote of
holders of a majority of the  Fund's shares,  or  upon  90
days' written notice by SBMFM. The Proposed Agreement would terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder.

Evaluation by the Board and Reasons for Proposal 1

      On  September 26, 1995, the Board of Directors of
the Fund  met  in person at a meeting called for the
purpose  of considering, among other things, the Proposed
Agreement with SBMFM.   The  Directors  also  considered,
at  that   time, continuation  of  the Fund's Current
Advisory,  Sub-Advisory and  Administration  Agreements as
well  as  other  possible alternatives.   After  careful
deliberation,  the  Board  of Directors  of the Fund
determined to terminate each  of  the Fund's  Current
Agreements and to enter into  the  Proposed Agreement
subject to the approval of shareholders.   In  so doing,
the Board evaluated a variety of factors.

      First, it considered the fact that at the time of
the Fund's   inception,  LBGAM  (then  acting  as   the
Fund's investment adviser) had been an integral part of
the  asset management  structure  of  Shearson  Lehman
Brothers,  Inc. ("Shearson   Lehman")   and  that  this
relationship  was
fundamentally altered upon the separation of Lehman
Brothers from Shearson Lehman in July, 1993, when the
latter's assets were  acquired by Smith Barney.  Prior to
that time,   Heath B.  McLendon,  the Fund's chief
executive  officer,  was  in close  contact  with the
LBGAM management team  and,  as  an officer of Shearson
Lehman, was able to actively participate in   decisions
regarding  its  management  and   investment philosophies.
Lehman  Brothers,   however,    is                   now
a
completely separate company and Mr. McLendon no longer has unrestricted access to LBGAM. The Board noted that this would not be the case, however, if SBMFM were appointed manager of the Fund as SBMFM is a wholly owned subsidiary of Holdings, the parent company of Smith
Barney, of which  Mr. McLendon is a managing director.

      The  Board  also recognized the fact that,
currently, most  Shares  of  the  Fund are sold  under  an
arrangement pursuant  to  which  the Fund's distributor,
Smith  Barney, advances the cost of distribution and seeks
to recover  that cost  through  a  combination of
contingent  deferred  sales charges                  and
distribution  fees  paid  under  a  plan
of
distribution adopted pursuant to Rule 12b-1 under  the
1940 Act.   Smith Barney informed the Board that this
method  of distribution, while preferred by investors, was
expensive to the  distributor on a current basis and a
distributor  would rarely agree to offer its services
under these circumstances to  a  fund  which  it or its
affiliates did  not  serve  as
investment adviser.  Prior to July 30, 1993, Shearson
Lehman served as the Fund's distributor and LBGAM, its
affiliate at the  time, served as the Fund's investment
adviser.     As  of
that  date,   however,  the retail brokerage and
investment advisory  businesses (other than LBGAM) of
Shearson  Lehman were transferred to Smith Barney (known
at the time as Smith Barney,  Harris Upham & Co.
Incorporated) and  Smith  Barney was              selected
by  the  Board  to  serve  as   the               Fund's
distributor.  Smith Barney is not affiliated with LBGAM.

       The   Board  also  took  particular  note  that
the
compensation  payable to SBMFM under the Proposed
Agreement would be significantly less than that paid under
the Current Agreements.  For the fiscal year ended October
31, 1994, the Fund  paid $67,639 in the aggregate pursuant
to the  Current Agreements.   For  the  same  services
under the Proposed Agreement, the Fund would have paid only $53,434 during the period.

      The Board of Directors also reviewed various
materials regarding SBMFM, LBGAM and SBSA which described,
among other matters,  their  respective  affiliates,
senior  personnel, portfolio managers, analysts,
economists and others, as well as  their methods of
operation and financial conditions.  As part of its
analysis, the Board carefully evaluated (i)  the quality
of  services  SBMFM has provided  to  the  Fund  as
administrator  and is expected to provide as its
investment adviser, (ii) the performance of the Fund since
commencement of  operations,  (iii)  the proposed change
in  the  Fund's investment  objective  (see  Proposal  2
below)   and the
experience of the Davis Skaggs Division of SBMFM in
natural resource   investments,   (iv)  the   history,
reputation, qualification and background of SBMFM, as well as the qualifications of its personnel and financial conditions, (v) the investment performance record of the Davis Skaggs Division of SBMFM, and (vi) other factors deemed by the Board to be relevant.

      SBMFM has advised the Board of Directors that it expects there would be no dilution in the scope and quality of advisory and administration services provided to the Fund under the Proposed Agreement. For the reasons stated above, the Board of Directors believes that the Fund would receive investment advisory and administration services under the Proposed Agreement equal or superior to those the Fund currently receives under the Current Agreements, at a significantly lower aggregate annual fee.

      After carefully evaluating the foregoing materials
and factors,  and  after  meeting  in  executive  session
with independent  counsel, the Directors who were not
"interested persons" of the Fund (the "Independent
Directors") approved, and  then  the  Board  as  a  whole
approved,  subject   to shareholder  approval,  the
Proposed Agreement with SBMFM substantially in the form of Appendix B to this Proxy Statement.

Required Vote

       Approval  of  the  Proposed  Agreement  requires
the affirmative  vote  of a "majority of the outstanding
voting securities"  of  the  Fund.   The  term  "majority
of    the
outstanding voting securities" of the Fund, as used in this Proxy Statement and defined in the 1940 Act, means the affirmative vote of the lesser of: (1) 67% of the voting securities of the fund present at the Meeting if more than
50% of the outstanding Shares are present in person or by proxy at the Meeting; or (2) more than 50% of the outstanding securities of the Fund.

      THE  DIRECTORS  OF  THE FUND,  INCLUDING  ALL  OF
THE INDEPENDENT  DIRECTORS, RECOMMEND THAT SHAREHOLDERS
OF  THE FUND VOTE "FOR" THE APPROVAL OF THE PROPOSED
AGREEMENT.
PROPOSAL  2:    CONSIDERATION OF AN AMENDMENT OF THE
           FUND'S INVESTMENT OBJECTIVES

      The second proposal to be considered at the Meeting is the amendment of the Fund's investment objective.

Summary of Proposal 2

     Smith  Barney and SBMFM have recommended to  the
Board that  the Fund's investment objective be broadened
to permit investment  in  a  wide range of natural
resource  companies which  would  include  all investments
permitted  under  the Fund's  current objective.  Under
the Board's proposal,  the Fund  would seek long term
capital appreciation by investing primarily  in  "Natural
Resource  Investments"  which
are
defined as:  (1) equity and debt securities of issuers
which (a)  own  or  process natural resources,  such  as
precious metals,  other  minerals,  water,  timberland,
agricultural commodities and forest products, (b) own or
produce  sources of
energy  such  as  oil,  natural  gas,  coal,   uranium,
geothermal, oil shale and biomass, (c) participate in the exploration and development, transportation, distribution and/or processing of natural resources, (d) own or control oil, gas, or other mineral leases, rights or royalties, (e) provide related services or supplies, such as drilling, well servicing, chemicals, parts and equipment, (f) develop or participate in energy-efficient technologies and (g) are involved in the upgrading or processing of raw commodities into intermediate products; and (2) gold bullion and gold coins.

      In addition, if the change in the Fund's investment objective is approved, the Board would cause the name of the Fund to be changed to the "Smith Barney
Natural Resources Fund Inc." or another name determined by the Board to reflect the Fund's new investment objective.

The  Fund's  Existing  Investment  Objective  and
Principal Investment Policies

     At the present time, the Fund's investment objective
is to  seek long-term capital appreciation by investing,
under normal  market conditions, at least 65% of its total
assets in  "Metals-Related Investments." Metals-Related
Investments are
defined  as  (a)  equity  (including  common   stocks,
preferred stocks, convertible securities and warrants)
and
debt (including bonds, notes and debentures of companies
and governments) securities of (i) companies principally
engaged in  business relating to the exploration, mining,
processing or distribution of gold, silver, platinum,
diamonds or other precious  metals and minerals and (ii)
companies principally engaged  in  financing, managing,
controlling  or  operating companies that are so engaged
and (b) gold bullion and  gold coins. A company will be
considered "principally engaged" in a  business or an
activity if it derives at least 50% of its total  revenue
from that business or activity.  The  Fund's investments
in gold bullion and gold coins are  limited  to
10% of its total assets. The Fund may, for hedging
purposes, utilize  up to 5% of its assets as initial
margin on futures contracts  for the purchase and sale of
gold and as  premium for  options on such futures
contracts. The Fund may  invest in  fixed-income
securities that are rated as low  as  B  by Moody'  s
Investors  Services, Inc. or  Standard  &  Poor's
Corporation or, if unrated, are deemed by the adviser to
be of  comparable quality. The Fund is currently
authorized  to engage  in repurchase agreement
transactions, lend portfolio securities and enter into
short sales against the box.
Proposed Changes to Investment Objectives and Policies
      The  Board  has  proposed that the  Fund's
investment objective  be  broadened to include  natural
resources  and basic  industry  securities. Under the
modified  investment objective  the  Fund would be
permitted to  seek  long  term capital  appreciation  by
investing  primarily  in  "Natural Resource  Investments"
which are defined as equity and  debt securities  of
issuers which: (1) own  or  process  natural resources,
such as precious metals, other minerals,  water,
timberland,  agricultural commodities and  forest
products; (2)  own  or produce sources of energy such as
oil,  natural gas,  coal, uranium, geothermal, oil shale
and biomass;  (3) participate    in    the   exploration
and    development, transportation,  distribution and/or
processing  of  natural resources;  (4)  own or control
oil, gas, or  other  mineral leases, rights or royalties;
(5) provide related services or supplies, such as
drilling, well servicing, chemicals, parts or equipment;
(6) develop or participate in energy-efficient
technologies;  and  (7) are involved  in  the  upgrading
or processing  of  raw commodities into intermediate
products. The  Fund  is  also permitted to invest in gold
bullion  and gold coins.
     Under normal market conditions, the Fund will invest
at least 65% of its assets in Natural Resource
Investments.  In addition,  the  Fund may invest up to 35%
of its  assets  in companies  not  in  the natural
resources  area,  investment grade  corporate debt
securities, U.S. government securities and, for cash
management purposes, money market instruments. For
temporary  defensive purposes, the Fund may  invest  in
excess of 35% of its assets in money market instruments.
The Fund  may  utilize up to 10% of its assets to
purchase  put options, traded on a regulated exchange, on
securities owned by  the Fund and an additional 10% of its
assets to purchase call options on securities it may own
in the future.
      In  seeking  the  investment objective  of  long
term capital appreciation, the Fund would be able to use a
number of investment strategies. The Fund would be
permitted to use any  one or more of a number of
strategies involving options to  seek  to  increase its
total return or to hedge  against movements  in the equity
markets. The Fund would  also  have the  authority,  as
it  does now, to engage  in  repurchase agreements,  lend
portfolio securities,  make  short  sales against   the
box,  purchase  put  and  call   options             on
securities, purchase stock index options, purchase futures contracts and related options and engage in currency exchange transactions.

Principal Differences between Investment Objectives and Policies.

      The  changes proposed by the Board to be made  to
the Fund's   investment  objectives,  policies  and  name
are
generally designed to reflect adjustments in the elements
of the  Fund's investment program. At the present, the
Fund has an  investment  objective of long-term capital
appreciation. Under the Board's proposal, the Fund would
continue to  have the  same  investment  objective;
however,  the  range                              of
permissible investments would be broadened from just
MetalsRelated  Investments  to Natural Resources
Investments. In addition, the Fund's investment in gold bullion and gold coins will no longer be restricted to 10% of its assets.

      The  Board anticipates that the implementation of
the proposed   changes  in  the  Fund's  investment
objectives, policies and name would, in turn, result in the Fund's being classified by Lipper Analytical
Services, Inc., or similar independent entities that monitor the mutual fund industry in the United States, as a "natural resources" fund rather than as a "gold oriented" fund. The Board believes that a natural resources classification would appropriately reflect the Fund's proposed operations.
Evaluation by the Board and Reasons for Proposal 2
      Smith Barney and SBMFM have recommended the change in the Fund's investment objective and policies described above after a review of the Fund's current holdings of securities, its performance record since the commencement of its investment operations, and current and anticipated market conditions.

      At  present, the Fund is restricted to investments
in precious  metal  and  mineral  securities,  gold  and
gold bullion.  These types of investments are generally
perceived as  an  effective  means to counteract
inflation's  negative impact on one's investment
portfolio.  Yet, the very factors that  allow  these
investments  to  perform  well  in  weak markets,
preclude  them  from  performing  well  in  strong
markets.    Management  believes  that  under  the
proposed investment  objective, the Fund would be able to
invest  in securities that would have positive performance
during stock market  rallies.  At the same time, however,
the Fund  would continue  to  invest a portion of its
portfolio in  precious metals  and  minerals securities to
take advantage  of  down markets                  Smith
Barney and SBMFM believe that by broadening the sector in which it can invest, the Fund should be able to diversify its risks to a greater extent and offer better performance in both weak and strong stock markets.

      While Management believes a well-diversified
portfolio should   contain   some  percentage  of
precious   metals securities, the Fund's experience shows
that the  percentage committed exclusively to these types
of securities is  small both  in  relative terms, vis-a-
vis other securities  in  an individual's  portfolio,  and
in  real  terms.                                   This
is
demonstrated  by the fact that as of August  31,  1995,
the average  account  size in the Fund was approximately
$5,524 whereas  the  average account size of the other 82
open-end Smith Barney Mutual Funds was $13,472 of the same
date. In
part  as a result of this,  the Fund's asset level has
grown at  a very slow rate, less than $3 million dollars
over  the 24-month period ended September 18, 1995.  Smith
Barney  and SBMFM   believe  that  the  Fund  would
attract additional investments by broadening the investment objective, which in turn, should enable the Fund to realize certain economies of scale.

Required Vote

     Amendment of the Fund's investment objective requires
a majority  vote of the outstanding voting securities  of
the Fund as defined above.  If the proposal to change the
Fund's investment  objective is not approved by
shareholders,  the existing investment objective and
policies of the Fund would continue   unchanged.  If
Proposal  2  is   approved   by
shareholders,  the proposed change in the Fund's
investment objective,   policies                and  name
would  become   effective
concurrently   with  the  effectiveness  of   the
Proposed Agreement described in Proposal 1.

      THE  DIRECTORS  OF  THE FUND,  INCLUDING  ALL  OF
THE INDEPENDENT  DIRECTORS, RECOMMEND THAT THE
SHAREHOLDERS  OF THE  FUND  VOTE "FOR" THE APPROVAL OF THE
PROPOSED AMENDMENT TO THE FUND'S INVESTMENT OBJECTIVE.
            SUBMISSION OF SHAREHOLDER PROPOSALS
     The  Fund  is not generally required to hold annual
or special  shareholders'  meetings.  Shareholders
wishing  to submit  proposals for inclusion in a proxy
statement  for  a subsequent  shareholders' meeting should
send their  written proposals  to the Secretary of the
Fund at the  address  set forth                   on  the
cover of this proxy statement.   Shareholder
proposals for inclusion in the Fund's proxy statement for any subsequent meeting must be received by the Fund within a reasonable period of time prior to any such meeting.

                       ANNUAL REPORT

     The Fund will furnish, without charge, a copy of its most recent Annual Report dated October 31, 1994 and its most recent Semi-Annual Report dated April 30, 1995, upon request to the Fund at 388 Greenwich Street, New York, New York, 10013, (800) 224-7523, or by
contacting a Smith Barney Financial Consultant.

         OTHER MATTERS TO COME BEFORE THE MEETING

     The Board does not intend to present any other
business at  the Meeting nor is it aware that any
shareholder intends to  do  so.   If,  however, any other
matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

November 6, 1995

IT   IS   IMPORTANT  THAT  PROXIES  BE  RETURNED
PROMPTLY.
SHAREHOLDERS  WHO DO NOT EXPECT TO ATTEND  THE  MEETING
ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE
PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID
ENVELOPE.

                                                  APPENDIX
A
       Shareholders Beneficially Owning More Than  5%
        Of   Outstanding  Shares   Of  Smith    Barney
       Precious  Metals  and  Minerals  Fund  Inc.


Name                            Class           % of
Outstanding
                                                Shares

Elizabeth Heyer                 Class C        33.3387%
     32 Church Street
     Newport, Rhode Island
     02840

B. Picker, A. Hankin, M.        Class C
11.3807%
Blaskey, Trustees
     Bolger, Picker,
     Hankin, & Tannebaum
     Prft Sh 401K Trustee
     12th Floor, 1800  JFK
     Blvd.
     Philadelphia,
     Pennsylvannia
     19103

The Clark Trust,                Class C
6.7041%
     John E. Clark and
     Estelle Clark Co-
     Executors
     10523 Prairie Hills
     Sun City, Arizona
     85351

Ida R. Null                     Class C
6.022%
     Rd 3 Box 194
     Oneonta, New York
     13820


                                                  APPENDIX
B
               FORM OF MANAGEMENT AGREEMENT




                                           ___________,
1995

Smith Barney Mutual Funds Management Inc.
388 Greenwich Street
New York, New York 10013


Dear Sirs:

      Smith Barney ______________ Fund Inc. (the
"Company"), a corporation organized under the laws of the State of Maryland, confirms its agreement with Smith Barney Mutual Funds Management Inc. (the
"Manager"), as follows:

     1.   Investment Description; Appointment

      The Company desires to employ its capital by
investing and reinvesting in investments of the kind and
in accordance with  the  investment objective(s), policies
and limitations specified in its Articles of
Incorporation, as amended  from time  to  time  (the
"Articles of Incorporation"),  in  the prospectus   (the
"Prospectus")  and  the   statement   of additional
information  (the "Statement")  filed  with  the
Securities and Exchange Commission as part of the
Company's Registration Statement on Form N-1A, as amended
from time to time,  and in the manner and to the extent as
may from  time to time be approved by the Board of
Directors of the Company (the "Board").  Copies of the
Prospectus, the Statement  and the Articles of
Incorporation have been or will be submitted to the
Manager.  The Company agrees to provide copies of all
amendments to the Prospectus, the Statement and the
Articles of  Incorporation to the Manager on an on-going
basis.      The
Company desires to employ and hereby appoints the Manager to act as the Company's investment Managermanager of the Company. The Manager accepts the appointment and agrees to furnish the services for the compensation set forth below.

     2.   Services as Investment Manager
      Subject to the supervision, direction and approval
of the  Board of the Company, the Manager wishall: (a)
maintain compliance  procedures for the Company  that  it
reasonably believes  are ad manage the Company's holdings
in accordance with  the Company's investment objective(s)
and policies  as stated  in  the  Articles ofequate to
ensure  the  Company's compliance with (i) the Investment
Company Act of  1940,  as amended  (the  "1940 Act") and
the rules and  Incorporation, the Prospectus and
theregulations promulgated thereunder and (ii)  the
Company's investment objective(s),  policies  and
restrictions as stated in the Prospectus and Statement;
(b) make   investment  decisions  for  the  Company;  (c)
place purchase and sale orders for portfolio transactions
for  the Company; and (d) employ professional portfolio
managers  and securities  analysts who provide research
services  to  the Company.  ;  and  (e)  administer  the
Company's  corporate affairs  and, in connection
therewith, furnish  the  Company with  office  facilities
and with clerical, bookkeeping  and recordkeeping
services  at  such  office  facilities.
In
providing  those  services,  the  Manager  will  conduct
a continual program  of  investment,  evaluation   and,
if
appropriate, sale and reinvestment of the Company's assets. The Manager may, with the approval of the Board and the shareholders of the Company (to the extent required by applicable law), from time to time, sub-contract with one or more sub-investment

     3.   Brokerage

     In selecting brokers or dealers to execute transactions on behalf of the Company, the Manager will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Manager will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Manager is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provided to the Company and/or other accounts over which the Manager or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Manager from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting the transaction, if the Manager determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company and/or other accounts over which the Manager or its affiliates exercise investment discretion.

     4.   Information Provided to the Company
      The  Manager  wishall  keep the  Company  informed
of developments  materially affecting the  Company's
holdings, and wishall, on its own initiative, furnish the
Company from time  to time with whatever information the
Manager believes is appropriate for this purpose.
     5.   Standard of Care
     The Manager shall exercise its best judgment and act
in good faith in rendering the services listed in
paragraphs  2 and  3 above.  The Manager shall not be
liable for any error of  judgment  or mistake of law or
for any loss suffered  by the  Company  in connection with
the matters to  which  this Agreement  relates, provided
that nothing in this  Agreement shall be deemed to protect
or purport to protect the Manager against any liability to
the Company or its shareholders  to which  the  Manager
would otherwise be subject by reason  of willful
misfeasance, bad faith or gross negligence  on  its part
in the performance of its duties or by reason  of  the
Manager's  reckless disregard of its obligations and
duties under this Agreement.
     6.   Compensation
      In consideration of the services rendered pursuant
to this  Agreement,  the Company will pay the  Manager  on
the first  business  day of each month a fee  for  the
previous month  at  the  annual  rate of  .75  of
1.000.75%  of  the Company's average daily net assets.
The fee for the  period from the Effective Date (defined
below) of the Agreement  to the  end of the month during
which the Effective Date occurs shall  be  prorated
according to the proportion  that  such period   bears  to
the  full  monthly  period.   Upon
any
termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Manager, the value of the Company's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

     7.   Expenses

     The Manager will bear all expenses (excluding brokerage costs, custodian fees, auditors fees) Company in connection with the performance of its services under this Agreement and will pay to any sub-investment
Manager or Managers retained by the Manager to provide advisory services to the Company (each a "Sub-Manager"), the fees required to be paid to each Sub-Manager. . The
Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory and administration fees, other than those payable to a Sub-Manager or any additional or substitute investment Manager, any sub-advisory and any administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and pro rata costs associated with maintaining the Company's legal existence and shareholder relations. All other expenses not specifically assumed by the Manager hereunder shall be borne by the Company.

     8.   Reduction of Fee

      If  in  any fiscal year the aggregate expenses of
the Company  (including fees pursuant to this Agreement and
the Company's   sub-investment   advisory   and
administration agreements, if any, but excluding interest,
taxes, brokerage and extraordinary expenses) exceed the
expense limitation of any  state having jurisdiction over
the Company, the Manager will reduce its fee to the Company
by the proportion of such excess  expense  equal  to  the
proportion  that  its
fee
thereunder  bears  to  the aggregate of  fees  paid  by
the Company for investment management, advice and
administration in  that year, to the extent required by
state law.   A  fee reduction  pursuant to this paragraph
8,  if  any,  will                                       be
estimated,  reconciled  and paid on  a  monthly  basis.
The Company confirms that, as of the date of this
Agreement,                                              no
such expense limitation is applicable to the Company.

     9.   Services to Other Companies or Accounts
     The Company understands that the Manager now acts,
will continue  to  act  and may act in the future  as
investment Mmanager  to  fiduciary and other managed
accounts,  and                                           as
investment  Managmanager  or  adviser  to  other
investment companies, and the Company has no objection to
the Manager's so  acting,  provided that whenever the
Company and  one                                         or
more  other  investment  companies or  accounts  managed
or
advised  by the Manager have available funds for
investment, investments  suitable  and  appropriate  for
each  will                                              be
allocated  in  accordance  with a  formula  believed  to
be
equitable   to  each  company  and  account.   The
Company recognizes  that in some cases this procedure may
adversely affect  the size of the position obtainable for
the Company. In  addition,  the  Company  understands  that
the  persons employed by the Manager to assist in the
performance of  the Manager's duties under this Agreement
will not devote  their full  time  to  such service and
nothing contained  in  this Agreement shall be deemed to
limit or restrict the right                              of
the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     10.  Term of Agreement

      This Agreement shall become effective __________,
1995 (the "Effective Date") and shall continue for an
initial twoyear  term  and shall continue thereafter so
long  as  such continuance  is specifically approved at
least  annually                                          by
(i)  the Board of the Company or (ii) a vote of a
"majority" (as  that term is defined in the Investment
Company  Act                                             of
1940,   as  amended  (the  "1940  Act"))  of  the
Company's
outstanding voting securities, provided that in either
event the  continuance is also approved by a majority of
the Board who  are  not "interested persons" (as defined in
the  1940 Act)  of any party to this Agreement, by vote
cast in person at  a
meeting  called for the purpose  of  voting  on  such
approval.  This Agreement is terminable, without penalty,
on 60  days' written notice, by the Board of the Company or
by
vote  of  holders of a majority of the Company's shares,
or
upon   90  days'  written  notice,  by  the  Manager.
This
Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

       If   the   foregoing  is  in  accordance  with
your
understanding,  kindly  indicate  your  acceptance  of
this Agreement by signing and returning the enclosed copy
of this
Agreement.
                          Very truly yours,
                            SMITH  BARNEY
_________________ FUND INC.
By:___________________________________
                           Name:
                          Title:
Accepted:

SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.


By:______________________________
     Name:
     Title:


VOTE THIS VOTING INSTRUCTION CARD TODAY
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)
 ..........................................................
 ..
 ..........................................................
 ..
 ..........................................................
 .. .............................................
SMITH BARNEY PRECIOUS METALS AND MINERALS FUND INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Smith Barney Precious
Metals and Minerals Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints Heath B. McLendon, Christina
T. Sydor and Caren Cunningham, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 388 Greenwich Street, 22nd Floor, New York, New York on December 18, 1995 at 9:30 a.m. and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy
Statement dated November 6, 1995 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this Proxy.
If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
Date:


     Signature(s)
     ________________________________________
     (Title(s), if applicable)

 VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)
 ..........................................................
 ..
 ..........................................................
 ..
 ..........................................................
 .. .............................................

Please indicate your vote by an "X" in the appropriate box below. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF
PROPOSALS 1 AND 2.

     1.   TO APPROVE OR DISAPPROVE A NEW MANAGEMENT
AGREEMENT      BETWEEN THE FUND AND SMITH BARNEY MUTUAL
FUNDS     MANAGEMENT INC. ("SBMFM") IN PLACE OF THE FUND'S
EXISTING  INVESTMENT     ADVISORY, SUB-INVESTMENT ADVISORY
AND
          ADMINISTRATION AGREEMENTS.

     2.   TO APPROVE OR DISAPPROVE A PROPOSAL TO AMEND THE
INVESTMENT               OBJECTIVE OF THE FUND TO PERMIT
INVESTMENTS IN NATURAL                  RESOURCE
SECURITIES AND TO CHANGE THE NAME OF THE FUND TO
REFLECT THE AMENDED INVESTMENT OBJECTIVE.